                                                          Exhibit 99.(a)(1)(iii)


                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                      TENDER OF SHARES OF COMMON STOCK OF

                          THE ASIA PACIFIC FUND, INC.

   This form, or one substantially equivalent hereto, must be used to accept the Offer (as defined below) if a Stockholders' certificates for shares of Common Stock, par value $0.01 per share (the "Shares") of The Asia Pacific Fund, Inc. are not immediately available or time will not permit the Letter of Transmittal and other required documents to be delivered to the Depositary on or before 5:00 p.m., New York City time, December 11, 2000, or such later date to which the Offer is extended (the "Termination Date"). Such form may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary, and must be received by the Depositary on or before the Termination Date. See Section 3, "Procedure for Tendering Shares," of the Offer to Purchase.

                                The Depositary:

                         EQUISERVE TRUST COMPANY, N.A.

                             Facsimile Copy Number:
                              781-575-4826 or 4827

                             Confirm by Telephone:
                                  781-575-4816

                         For Account Information Call:

                            Toll Free: 800-451-6788

              By First Class Mail, By Overnight Courier, By Hand:

                         EQUISERVE TRUST COMPANY, N.A.

 By First Class Mail       By Overnight Courier                   By Hand
   EquiServe Trust     EquiServe Trust Company, N.A.  Securities Transfer & Reporting
 Company, N.A. Attn:      Attn: Corporate Actions             Services, Inc.
  Corporate Actions         40 Campanelli Drive      c/o EquiServe Trust Company, N.A.
    P.O. Box 9573           Braintree, MA 02184          100 William St., Galleria
Boston, MA 02205-9573                                       New York, NY 10038

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY

Ladies and Gentlemen:

   The undersigned hereby tenders to The Asia Pacific Fund, Inc. (the "Fund"), upon the terms and subject to the conditions set forth in its Offer to Purchase, dated November 10, 2000 and the related Letter of Transmittal (which together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged, the number of Shares set forth on the reverse side pursuant to the guaranteed delivery procedures set forth in Section 3, "Procedure for Tendering Shares," of the Offer to Purchase.


 Number of Shares Tendered:

 ----------------------------------------------------------------------------

 Certificate Nos. (if available):

 ----------------------------------------------------------------------------

 If Shares will be tendered by book-entry transfer, check box:
 [ ] The Depositary Trust Company
 Account Number:

 ----------------------------------------------------------------------------

 Name(s) of Record Holder(s):

 ----------------------------------------------------------------------------

 Address:

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

 Area Code and Telephone Number:

 ----------------------------------------------------------------------------

 ----------------------------------------------------------------------------

 Taxpayer Identification (Social Security) Number:

 ----------------------------------------------------------------------------

 The undersigned also tenders all uncertificated Shares that may be held in the name of the registered holder(s) by the Fund's transfer agent pursuant to the Fund's divided reinvestment plan:

                               Yes [_]    No [_]

                  (Note: If neither of these boxes is checked,
             any such uncertificated Shares will not be tendered.)

 Dated:        , 2000                 --------------------------------------

                                      --------------------------------------
                                                   Signature(s)

                                   GUARANTEE

   The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby (a) guarantees to deliver to the Depositary certificates representing the Shares tendered hereby, in proper form for transfer (or tender shares pursuant to the procedures for book-entry transfer) into the Depositary's account at The Depositary Trust Company, together with (i) a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and (ii) other required documents, within three business days after the Termination Date of the Offer, and (b) represents that such tender of Shares complies with Rule 14e-4 under the Securities Exchange Act of 1934.

 Name of Firm:
               ----------------------    ------------------------------------
                                                (Authorized Signature)

 Address:                                Name:
          ---------------------------          ------------------------------
                                                    (Please Print)

                                         Title:
 ------------------------------------           -----------------------------
  (City)       (State)    (Zip Code)


 Area Code and Tel. No:                  Dated:                        , 2000
                        -------------           -----------------------


           DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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